UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2017

ELEVEN BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36296 (Commission File Number)	26-2025616 (IRS Employer Identification No.)

245 First Street, Suite 1800
Cambridge, MA                      02142
(Address of Principal Executive Offices)             (Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 5, 2017, Eleven Biotherapeutics, Inc. (the “Company”) and John J. McCabe, the Company’s Chief Financial Officer, entered into an amendment to the Retention Letter Agreement, dated September 20, 2016, by and between the Company and Mr. McCabe (the “Amendment”). The Amendment extends the retention benefits granted to Mr. McCabe by a period of six months.
The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Retention Letter Agreement, dated March 5, 2017, by and between Eleven Biotherapeutics, Inc. and John J. McCabe.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ELEVEN BIOTHERAPEUTICS, INC.

Date: March 6, 2017    By: /s/ Stephen A. Hurly
Stephen A. Hurly
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Retention Letter Agreement, dated March 5, 2017, by and between Eleven Biotherapeutics, Inc. and John J. McCabe.